Rule 497(e)
                                                             File Nos. 33-29180
                                                                  and 811-05823

                        SUPPLEMENT DATED APRIL 1, 2004
                                       TO
                       PROSPECTUS DATED NOVEMBER 28, 2003
                                      FOR
                          DOMINI SOCIAL EQUITY FUND(R)
                                      AND
                           DOMINI SOCIAL BOND FUND(R)
                       Investor Shares and Class R Shares

The information under the heading "How do you determine what price I will get when I sell shares?" on page A-14 is hereby replaced with the following information:

HOW DO YOU DETERMINE WHAT PRICE I WILL GET WHEN I SELL SHARES?

When you sell shares, you will receive the next share price that is calculated after your sale request is received by the Funds in good order. See "What Is 'Good Order'?" on page A-3 of this prospectus. Please note that redemption requests received after the share price has been calculated for any Fund, normally 4 pm, Eastern Time, will be processed at the next share price that is calculated by the Fund the next business day a Fund's share price is calculated.

The appropriate Fund will normally pay for the shares on the next day the New York Stock Exchange is open for trading, but in any event within 7 days. Sales of shares made within 90 days of settlement of a purchase or acquisition through exchange will be subject to an early redemption fee, with certain exceptions. (See "Additional Information on Selling Shares -- Market Timing and Redemption Fee" above for more information.) If you purchased the shares you are selling by check, a Fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 8 business days from the purchase date. Each Fund may pay by check or, if you have completed the appropriate box on the Account Application, by wire transfer.

Access to the automated telephone system and online processing may be limited during periods of peak demand, market volatility, system upgrades or maintenance, or for other reasons.

                                                               A04-DOM-PSR-Q104